SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2017

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 5.000% Senior Notes due 2028 and 4.000% Senior Notes due 2023

On October 17, 2017 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued (i) $1.0 billion aggregate principal amount of 5.000% Senior Notes due 2028 (the “Additional Notes”), which form part of the same series as the Issuers’ $1.5 billion principal amount of 5.000% Senior Notes due 2028 issued on August 8, 2017 (together with the Additional Notes, the “2028 Notes”) and (ii) $500 million aggregate principal amount of 4.000% Senior Notes due 2023 (the “2023 Notes,” and together with the Additional Notes, the “Notes”). The Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In connection therewith, the Issuers entered into the below agreements.

Indenture

On August 8, 2017, the Issuers entered into a Fourth Supplemental Indenture with The Bank of New York Mellon Trust Company, N. A., as trustee (the “Trustee”), in connection with the issuance of the 2028 Notes and the terms thereof (the “Fourth Supplemental Indenture”). On the Closing Date, the Issuers entered into a Fifth Supplemental Indenture with the Trustee, in connection with the issuance of the 2023 Notes and the terms thereof (the “Fifth Supplemental Indenture”). The Fourth Supplemental Indenture and the Fifth Supplemental Indenture supplement a base indenture entered into on November 20, 2015, by and among the Issuers and the Trustee (the “Base Indenture” and, together with the Fourth Supplemental Indenture and the Fifth Supplemental Indenture, the “Indenture”) providing for the issuance of the Notes generally. The Indenture provides, among other things, that the Notes are general unsecured obligations of the Issuers. The Notes are not guaranteed.

Interest is payable on the 2028 Notes on each February 1 and August 1, commencing February 1, 2018. Interest is payable on the 2023 Notes on each March 1 and September 1, commencing March 1, 2018.

At any time and from time to time prior to August 1, 2022, the Issuers may redeem the outstanding 2028 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such Notes to the redemption date, plus a make-whole premium. On or after August 1, 2022, the Issuers may redeem some or all of the outstanding 2028 Notes at redemption prices set forth in the Fourth Supplemental Indenture. In addition, at any time prior to August 1, 2020, the Issuers may redeem up to 40% of the aggregate principal amount of the 2028 Notes using net proceeds from certain equity offerings at a redemption price, as determined by the Issuers, equal to 105.000% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, to the redemption date, provided that certain conditions are met.

At any time and from time to time prior to November 1, 2019, the Issuers may redeem the outstanding 2023 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such Notes to the redemption date, plus a make-whole premium. On or after November 1, 2019, the Issuers may redeem some or all of the outstanding 2023 Notes at redemption prices set forth in the Fifth Supplemental Indenture. In addition, at any time prior to November 1, 2019, the Issuers may redeem up to 40% of the aggregate principal amount of the 2023 Notes using net proceeds from certain equity offerings at a redemption price, as determined by the Issuers, equal to 104.000% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, to the redemption date, provided that certain conditions are met.

The terms of the Indenture, among other things, limit the ability of the Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Fourth Supplemental Indenture and the Fifth Supplemental Indenture, as applicable), the Issuers will be required to make an offer to purchase all of the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Registration Rights Agreements

In connection with the sale of the Additional Notes, the Issuers entered into an Exchange and Registration Rights Agreement with respect to the Additional Notes, dated as of October 17, 2017 (the “2028 Registration Rights Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined in the 2028 Registration Rights Agreement). In connection with the sale of the 2023 Notes, the Issuers entered into an Exchange and Registration Rights Agreement with respect to the 2023 Notes, dated as of October 17, 2017 (the “2023 Registration Rights Agreement” and together with the 2028 Registration Rights Agreement, the “Registration Rights Agreements”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined in the 2023 Registration Rights Agreement). Under the Registration Rights Agreements, the Issuers have agreed, in certain circumstances, to file a registration statement with respect to an offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days following August 8, 2017, in the case of the 2028 Notes, or no later than 450 days following October 17, 2017, in the case of the 2023 notes. The Issuers may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the foregoing obligations are not satisfied, the Issuers may be required to pay holders of the Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

Copies of the Fifth Supplemental Indenture, the form of the 2023 Notes, the 2028 Registration Rights Agreement and the 2023 Registration Rights Agreement are filed herewith as Exhibits 4.3, 4.4, 10.1 and 10.2, respectively, and are each incorporated herein by reference. Copies of the Fourth Supplemental Indenture and the form of the 2028 Notes were previously filed and are incorporated herein by reference. The foregoing descriptions of the Registration Rights Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under “Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On October 17, 2017, the Company completed the issuance and sale of the Notes and issued a press release announcing the closing. The press release announcing the closing of the sale of the Notes is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1*	Fourth Supplemental Indenture, dated as of August 8, 2017, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2*	Form of 5.000% Senior Notes due 2028 (included in Exhibit 4.1).

4.3	Fifth Supplemental Indenture, dated as of October 17, 2017, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 4.000% Senior Notes due 2023 (included in Exhibit 4.3).

10.1	Exchange and Registration Rights Agreement, dated October 17, 2017, relating to the 5.000% Senior Notes due 2028, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined therein).

10.2	Exchange and Registration Rights Agreement, dated October 17, 2017, relating to the 4.000% Senior Notes due 2023, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined therein).

99.1	Press release dated October 17, 2017, announcing the closing of the sale of the 5.000% Senior Notes due 2028 and the 4.000% Senior Notes due 2023.

*	Incorporated by reference and not filed herewith.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the notes offering and use of proceeds. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the risk factors described in our reports or documents that we file from time to time with the Securities and Exchange Commission. Many of the forward-looking statements contained in this report may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend” and “potential,” among others.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this report.

Exhibit Index

Exhibit Number	Description

4.1*	Fourth Supplemental Indenture, dated as of August 8, 2017, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2*	Form of 5.000% Senior Notes due 2028 (included in Exhibit 4.1).

4.3	Fifth Supplemental Indenture, dated as of October 17, 2017, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 4.000% Senior Notes due 2023 (included in Exhibit 4.3).

10.1	Exchange and Registration Rights Agreement, dated October 17, 2017, relating to the 5.000% Senior Notes due 2028, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined therein).

10.2	Exchange and Registration Rights Agreement, dated October 17, 2017, relating to the 4.000% Senior Notes due 2023, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined therein).

99.1	Press release dated October 17, 2017, announcing the closing of the sale of the 5.000% Senior Notes due 2028 and the 4.000% Senior Notes due 2023.

*	Incorporated by reference and not filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Date: October 20, 2017		Kevin D. Howard Senior Vice President - Finance, Controller and Chief Accounting Officer

CCO Holdings, LLC,
Registrant

	By:	/s/ Kevin D. Howard
Date: October 20, 2017		Kevin D. Howard Senior Vice President - Finance, Controller and Chief Accounting Officer

CCO Holdings Capital Corp.,
Registrant

	By:	/s/ Kevin D. Howard
Date: October 20, 2017		Kevin D. Howard Senior Vice President - Finance, Controller and Chief Accounting Officer